SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 17, 2002

                         VOLT INFORMATION SCIENCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          New York                        1-9232                  13-5658129
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

560 Lexington Avenue, New York, New York                             10022
(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 704-2400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired:

            Not applicable.

      (b)   Pro forma financial information:

            Not applicable.

      (c)   Exhibits:

            99.01 Sworn Statement of Principal Executive Officer

            99.02 Sworn Statement of Principal Financial Officer

Item 9. Regulation FD Disclosure

      On September 17, 2002, Volt Information Sciences, Inc. delivered to the Securities and Exchange Commission (the "Commission") sworn statements of William Shaw, its Chief Executive Officer, and James J. Groberg, its Principal Financial Officer, as required by the Commission's Order dated June 27, 2002 under Section 21(a) of the Securities Exchange Act of 1934. Copies of the sworn statements of Messrs. Shaw and Groberg are furnished hereby as Exhibits 99.01 and 99.02.

                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VOLT INFORMATION SCIENCES, INC.


September 17, 2002                   By: /s/ James J. Groberg
                                         ---------------------------------------
                                         James J. Groberg, Senior Vice President


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                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.01       Sworn Statement of Principal Executive Officer

99.02       Sworn Statement of Principal Financial Officer